[LOGO OF CABLE & WIRELESS, INC.]                                  EXHIBIT 10.16

                               CARRIER AGREEMENT

This Carrier Agreement ("Agreement") is entered into by and between Cable & Wireless, Inc. ("CWI") and its carrier customer signing below ("Carrier"). The Dedicated Access Services Agreement signed by the Carrier on the date indicated below and the General Terms and Conditions for Carrier Agreements CAR-95A (4/95) attached hereto are part of this Agreement.

--------------------------------------------------------------------------------
                               ORDER INFORMATION
--------------------------------------------------------------------------------

1. Services to be Provided by CWI: (insert "X" in box for each type of service
   ------------------------------
   to be provided by CWI)

        [X] Domestic Outbound                   [_] Domestic Inbound
        [X] International Outbound              [_] Directory Assistance

2. Term:  15  months
   ----  ----

3. Rates: (per minute except for Directory Assistance)
   -----
   Interstate Outbound (US mainland originated):

     Terminating in a "Super Saver" LATA as listed in the attachment hereto: ..   $0.   06
                                                                                       ----
     Terminating in a US mainland LATA other than a "Super Saver" LATA: .......   $0.   07
                                                                                       ----
     Terminating in Alaska, Hawaii, Puerto Rico, and US Virgin Islands: .......   $0.   09
                                                                                       ----
   Intrastate Outbound: .......................................................   $0.   07  within  Connecticut
                                                                                       ----        -------------
                        .......................................................   $0.  085  within    Florida
                                                                                       ----        -------------
   Interstate Inbound (US mainland originated and terminated): ................   $0.   NA
                                                                                       ----
   Intrastate Inbound: ........................................................   $0.   NA  within      NA
                                                                                       ----        -------------
   International Outbound:  See attached schedule entitled  International Telephone Co.  and dated  8/1/95
                                                           -----------------------------           --------
   Directory Assistance:  CWI's then-standard per-call rates

4. Payment/Security Deposits (insert "Yes" or "No" where applicable)
   -------------------------
   Payment Period:  10 days after invoice date
   --------------  ----
   Payment by wire transfer required .................................    YES
   ---------------------------------                                   ----------
   Financial Reports Required ........................................    YES
   --------------------------                                          ----------
   Security Deposits Required ........................................    YES
   --------------------------                                          ----------
     Initial Security Deposit Amount: ................................  $113,000
                                                                       ----------
     Continuing Security Deposit Amount: .............................     1.5      times the amount of usage charges incurred
                                                                       ----------   over any  30 period
                                                                                            ----
     Deposit Release Period: .........................................    12        months
                                                                       ----------
   Estimated Payments Required: ......................................    YES
   ---------------------------                                         ----------
     Estimated Usage Period: ....................................first    20        days of each monthly billing period
                                                                       ----------
     Estimated Payment Due Date: ....................................      1        business days after CWI notifies the

5. Minimum Monthly Payment Obligations:
   -----------------------------------

     Month after Service Initiation  Minimum Amount each Month   Month after Service Initiation   Minimum Amount each Month
     ------------------------------  -------------------------   ------------------------------   -------------------------
                   1                         $    0                              2                         $  50,000
               ---------                      ---------                      ---------                      ---------
                  3-15                       $  75,000                                                     $
               ---------                      ---------                      ---------                      ---------
                                             $                                                             $
               ---------                      ---------                      ---------                      ---------
                                             $                                                             $
               ---------                      ---------                      ---------                      ---------

Dedicated Access Services Agreement dated
                                          -------------


      INTERNATIONAL TELEPHONE COMPANY            CABLE & WIRELESS, INC.
      -------------------------------            ----------------------

      Signature:  /s/ Phillip Thomas        Signature:  /s/ Richard A. Berman
                  -------------------                   ---------------------
   Printed Name:  Phillip Thomas         Printed Name:  Richard A. Berman
                  -------------------                   ---------------------
          Title:  CFO                           Title:  CFO
                  -------------------                   ---------------------
           Date:  8/21/95                        Date:  8/29/95
                  -------------------                   ---------------------

                [LOGO OF CABLE & WIRELESS, INC. APPEARS HERE]

              GENERAL TERMS AND CONDITIONS FOR CARRIER AGREEMENTS

1.   Service to be Provided by CWI: CWI will provide the long-distance services
     -----------------------------
     set forth in the Order Information section of this Agreement (hereinafter collectively, "Services").

     The Carrier will access CWI's network via dedicated T-1 lines ("Access Lines") ordered from local exchange carriers or alternate access carriers (collectively, "Local Carriers") and paid for by the Carrier. If the Carrier orders an Access Line from a Local Carrier, the Carrier will pay the Local Carrier directly for the Access Line. If the Carrier requests CWI to order the Access Line and if permitted by the Local Carrier, CWI will order the Access Line on behalf of the Carrier and will have the Local Carrier bill the Carrier directly for the Access Line.

2.   Term: The term of this Agreement will start as of the date it is fully
     ----
     executed and it will continue thereinafter for the number of months after service is initiated set forth in the "Term" portion of the Order Information section of this Agreement ("Term").

3.   Rates and Taxes: The Carrier will pay any monthly, usage, and one-time
     ---------------
     charges set forth in the Dedicated Access Service Agreement, and the rates set forth or referenced in the Order Information section of this Agreement. Each call will be billed in 6-second increments and will be subject to a 30-second minimum charge except that domestic outbound calls (both interstate and intrastate) will be subject to a 6-second minimum charge. The Carrier will pay any applicable federal, state, or local taxes, surcharges, or similar fees for the Services.

4.   Payment: CWI will provide monthly involves covering designated 30-day
     -------
     periods which will be due and payable within the "Payment Period" set forth in the Order Information section of this Agreement.

     If the Order Information section of this Agreement indicates that estimated payments are required, CWI will notify the Carrier on the last day of the "Estimated Usage Period," or if such day is not a business day, on the next business day, as to CWI's estimate of the charges incurred by the Carrier during such period. The Carrier will pay CWI such estimated amount ("Estimated Payment") no later than the "Estimated Payment Due Date". At the end of a CWI monthly billing period, CWI will provide an invoice for the usage charges actually incurred that month less that month's Estimated Payment; provided, however, that if a minimum monthly payment obligation applies for that month and such minimum has not been met, then the invoice amount will be that month's minimum payment obligation less that month's Estimated Payment. The Carrier will pay the invoiced amount within the Payment Period.

     A late payment charge will be applied on balances that remain unpaid after the Payment Period in the amount of the lesser of (a) 1 1/2% per month of the amount of the late payment starting from the day following the Payment Period, or (b) maximum amount allowed under applicable law. The Carrier must pay all invoices when due; any questions which the Carrier may have concerning an invoice must be brought to CWI's attention within forty-five
     (45) days of the invoice date. The Carrier shall reimburse CWI for any expenses, including, without limitation, reasonable attorney's fees, CWI may incur in collecting amounts due hereunder.

     If so indicated in the Order Information section of this Agreement, all payments by the Carrier will be made via wire transfer (in immediately available funds) to Mellon Bank, 3 Mellon Bank Center, Room 153-2718, Pittsburgh, PA 15259-0001, ABA #0430-00261/Account#1705643.

5.   Financial Reports: If the Order Information section of this Agreement
     -----------------
     indicates that financial reports are required, within thirty (30) days after the end of each calendar quarter, the Carrier will provide CWI with a written report updating the Carrier's financial status ("Quarterly Report"), and within ninety (90) days after the end of each calendar year, the Carrier will provide CWI with an audited annual report. Each Quarterly Report will contain, as a minimum, an updated balance sheet and income statement. The Carrier represents and warrants that no Quarterly Report will contain any material misstatement or omission bearing on the Carrier's financial condition.

6.   Security Deposits: If the Order Information section of this Agreement
     -----------------
     indicates that security deposits are required, each required security deposit will be either in cash (paid by check or via wire transfer) or an irrevocable stand-by letter of credit in a form and from a financial institution reasonably acceptable to CWI. The "Initial Security Deposit" amount will be provided prior to the initiation of service. Thereafter, if requested in writing by CWI, the Carrier will add additional amounts to the Initial Security Deposit such that the total amount of security deposit being held by CWI at all times is at least equal to the "Continuing Security Deposit". The Carrier will provide any such required additional amounts within five (5) business days after receiving CWI's written request. CWI will refund or release, as applicable, any security deposit it is holding (plus, if the security deposit is in the form of cash, accrued interest at the applicable rate set by regulation of the state in which CWI invoices the Carrier, or if no such rate is set by regulation, CWI's then-prevailing interest rate for security deposit refunds) if the following conditions are met by the Carrier: (i) for the entire "Deposit Release Period", the Carrier pays CWI in full when each payment is due; and (ii) CWI determines that the Carrier's Quarterly Reports covering the Deposit Release Period indicate that the Carrier's financial condition has had no materially adverse change as compared to the equivalent period of time immediately prior to the start of the Deposit Release Period. If CWI does not refund or release the security deposit during the Term as set forth above, the security deposit will be refunded or released, as applicable, at the end of the Term.

7.   Minimum Payment Obligations: If the total amount of usage charges incurred
     ---------------------------
     by the Carrier in any month is less than the amount of the then-applicable minimum monthly payment obligation set forth in the Order Information section of this Agreement, then in addition to paying for its actual usage that month, the Carrier will pay (as an underutilization fee and not as a penalty) a shortfall charge equal to the difference between (i) the actual usage charges incurred that month, and (ii) the amount of the then-applicable minimum monthly payment obligation.

8.   Termination: Prior to the end of the Term, the Carrier may, for its
     -----------
     convenience, terminate this Agreement in its entirety by providing CWI with thirty (30) days' prior written notice. In such event, in addition to paying for all charges incurred through the date service is discontinued, including any applicable shortfall charges, the Carrier will pay (as a contract discontinuance fee and not as a penalty) a discontinuance charge equal to the sum of the minimum monthly payment obligations for each of the remaining months in the Term.

     If the Carrier fails to do any of the following when due and then does not cure such failure within three (3) business days after receiving notice thereof from CWI, CWI may, in addition to any other remedies available to it and without any further written notice to the Carrier, immediately terminate this Agreement in its entirety and discontinue providing
     Services: (i) make a payment in full; (ii) provide any required security deposit amount; or (iii) provide any required financial report.

9.   Additional Terms: This is a carrier-to-carrier agreement subject to (S)211
     ----------------
     of the Communications Act of 1934, as amended. The Carrier is responsible for and shall comply with any and all legal and regulatory requirements with respect to the Carrier's use and resale of the Services, including those of the Federal Communications Commission and state public utility commissions. The Services are governed by this Agreement and all Carrier obligations and CWI rights set forth in the "General Rules and Regulations" section of CWI's interstate tariff, as may be amended by CWI in accordance with applicable laws and regulations. The Carrier shall defend, indemnify and hold CWI harmless from and against all claims, demands, actions, causes of action, judgments, costs and reasonable attorneys' fees and expenses of any kind arising from or related to any use of the Service or otherwise arising under this Agreement. In no event shall CWI be liable for any loss of profits, or for any indirect, incidental, special, exemplary or consequential damages.

     This Agreement is effective as of the date of signature of the last party to sign and it is governed by and subject to the laws and the exclusive

                 [LOGO OF CABLE & WIRELESS, INC. APPEARS HERE]


              GENERAL TERMS AND CONDITIONS FOR CARRIER AGREEMENTS

jurisdiction of the courts of the Commonwealth of Virginia. The Carrier shall not disclose any of the terms of this Agreement. This Agreement is the sole and exclusive understanding between the parties with respect to the Services. The terms and conditions pre-printed on the front and reverse side of the Dedicated Access Services Agreement form are not part of this Agreement.

                          CARRIER AGREEMENT AMENDMENT

                [LOGO OF CABLE & WIRELESS, INC. APPEARS HERE]

The Carrier Agreement identified below which was entered into by and between Cable & Wireless, Inc. ("CWI") and its carrier customer identified below, as such Agreement may have previously been modified ("AGREEMENT"), is modified (or if applicable, is further modified) as set forth in this Carrier Agreement Amendment ("AMENDMENT"). This Amendment is effective upon the date of signature of the last party to sign
--------------------------------------------------------------------------------

1. AGREEMENT: The Agreement being modified by this Amendment was entered into by and between CWI and ("CARRIER") effective as of August 29, l995.

2. TERM: The number of months set forth in Section 2 (Term) of the Order Information section of the Agreement is deleted and replaced by "18".

3. MINIMUM MONTHLY PAYMENT OBLIGATIONS: Section 5 (Minimum Monthly Payment
                                                   -----------------------
   Obligations) of the Order Information Section is replaced by the following:
   -----------

         -----------------------------------------------------------------
         MONTH AFTER SERVICE INITIATION          MINIMUM AMOUNT EACH MONTH
         -----------------------------------------------------------------
                     1                                       0
         -----------------------------------------------------------------
                     2                                    50,000
         -----------------------------------------------------------------
                    3-4                                   75,000
         -----------------------------------------------------------------
                     5                                    50,000
         -----------------------------------------------------------------
                   6-18                                   75,000
         -----------------------------------------------------------------


   It is acknowledged that (i) Carrier has not met the minimum payment obligations for Months 3 and 4 as set forth above and that CWI has the right to bill Carrier a shortfall amount for each such month pursuant to Section 7 of the General Terms and Conditions for Carrier Agreements, and (ii) although CWI has not billed Carrier for the shortfall amounts, CWI is not waiving its right to bill Carrier such amounts or any future shortfall amounts that may arise.

The Agreement as modified herein, constitutes the entire understanding of the parties with respect to the subject matter hereof, and it supersedes all prior or contemporaneous oral or written agreements, understandings and representations with respect thereto.


   INTERNATIONAL TELEPHONE COMPANY                CABLE & WIRELESS, INC.
   -------------------------------                ----------------------

   Signature: /s/Sean Thomas             Signature: /s/Elaine M. Beiseigel
             -----------------------               -----------------------
Printed Name:    Sean Thomas          Printed Name:    Elaine M. Beiseigel
             -----------------------               -----------------------
       Title:    Vice President              Title:    Contract Manager
             -----------------------               -----------------------
        Date:    3-11-96                      Date:    3-25-96
             -----------------------               -----------------------